Inventory - Summary of inventories (Details) - USD ($) $ in Millions		Dec. 31, 2016	Dec. 31, 2015
Inventory Disclosure [Abstract]
Materials and supplies		$ 182	$ 178
Coal	[1]	238	350
Fuel oil	[1]	17	17
Emissions allowances	[2]	8	51
Other		0	1
Total		$ 445	$ 597

[1]	At December 31, 2016, approximately $44 million and $12 million of the coal and fuel oil inventory, respectively, are part of an inventory financing agreement. At December 31, 2015, approximately $44 million and $16 million of the coal and fuel oil inventory, respectively, were part of an inventory financing agreement. Please read Note 14—Debt—Brayton Point Inventory Financing for further discussion.
[2]	At December 31, 2016 and December 31, 2015, a portion of this inventory was held as collateral by one of our counterparties as part of an inventory financing agreement. Please read Note 14—Debt—Emissions Repurchase Agreements for further discussion.